Exhibit 99.3

Financial Information

1 Collateral Detail August 2016

Collateral Detail Support for -: IPGC As Of Date 08/30/2016 Sub Group Category Type Static LC Amount Cash Amount Total IPGC (7,939,821) (6,575,921) (14,515,742) Environmental Environmental Trade Y $ (4,088,488) $ 0 $ (4,088,488) Fuels-Coal-Physical Fuels-Coal-Physical Trade Y $ (3,851,333) $ (6,475,921) $ (10,327,254) ISO ISO Trade Y $ 0 $ (50,000) $ (50,000) Nat Gas Transport-Storage Nat Gas Transport-Storage Trade Y $ 0 $ (50,000) $ (50,000) Grand Total $ (7,939,821) $ (6,575,921) $ (14,515,742)

Collateral Detail Support for -: IPRG As Of Date 08/30/2016 Sub Group Category Type Static LC Amount Cash Amount Total IPRG (6,166,393) (50,000) (6,216,393) Environmental Environmental Trade Y $ (4,891,060) $ 0 $ (4,891,060) Fuels-Coal-Physical Fuels-Coal-Physical Trade Y $ (1,275,333) $ 0 $ (1,275,333) ISO ISO Trade Y $ 0 $ (50,000) $ (50,000) Grand Total $ (6,166,393) $ (50,000) $ (6,216,393)

Collateral Detail Support for -: IPM As Of Date 08/30/2016 Sub Group Category Type Static LC Amount Cash Amount Total IPM (19,331,109) (37,226,639) (56,557,748) Bilateral Fuels-Gas Bilateral Fuels-Gas Trade Y $ 0 $ (1,850,000) $ (1,850,000) Bilateral Hedge-Power Bilateral Hedge-Power Trade Y $ (5,000,000) $ 0 $ (5,000,000) Commercial Operations FCM-NYMEX Trade N $ 0 $ (184,336) $ (184,336) ISO ISO Trade Y $ (14,311,108) $ 0 $ (14,311,108) Retail Retail Trade Y $ (1) $ 0 $ (1) Retail-Bilateral-Hedge-Power Retail-Bilateral-Hedge-Power Trade Y $ 0 $ (2,087,600) $ (2,087,600) Retail-ISO Retail-ISO Trade Y $ 0 $ (8,104,703) $ (8,104,703) Retail-Insurance-Surety Bond Retail-Insurance-Surety Bond Trade Y $ (20,000) $ 0 $ (20,000) Toll Toll Trade Y $ 0 $ (25,000,000) $ (25,000,000) Grand Total $ (19,331,109) $ (37,226,639) $ (56,557,748)

2 Financial Model Detail August 2016

Power Supply Agreement (as of 7.14.2016) distributed to Genco and IPRG based on MWhrs generated: Note: Natural gas prices based on forwards for Henry Hub and Chicago Citygate as of July 14, 2016. JUL AUG SEP OCT NOV DEC Step 1: Calculate Total IPM Revenue for Distribution: Total Revenue $ 74,601 $ 79,279 $ 52,680 $ 51,351 $ 58,434 $ 78,472 Step 2: Calculate EEI's share of IPM Revenue - Capacity & Energy Paid at Market: EEI Revenues: EEI Energy Sales $ 13,395 $ 15,117 $ 6,090 $ 8,170 $ 8,360 $ 16,928 EEI Capacity Sales 1,938 1,938 1,875 1,938 1,875 1,938 Other (20) - - - - - 2016 $ 681,957 $ 95,775 35,726 (16) Q1 2017 Q2 2017 Q3 2017 Q4 2017 $ 240,858 $ 158,922 $ 189,188 $ 153,067 $ 52,183 $ 24,053 $ 38,646 $ 27,753 5,626 7,831 12,055 12,055 - - - - 2017 $ 742,035 $ 142,634 37,567 - 2018 $ 751,425 $ 168,894 48,219 - 2019 $ 752,051 $ 161,629 48,219 - 2020 $ 760,924 $ 160,479 48,219 - EEI PSA Revenues $ 15,312 $ 17,055 $ 7,965 $ 10,108 $ 10,235 $ 18,865 $ 131,485 $ 57,809 $ 31,884 $ 50,701 $ 39,808 $ 180,201 $ 217,113 $ 209,848 $ 208,698 Step 3: Calulate IPM Revenue Allocation Post EEI Payment and reduction for Marketing's Cost of Doing Business: Less Retail O&M/G&A (1,060) (872) (1,029) (879) (1,015) (1,121) Less Wholesale Fuel Expense (105) (105) (105) (105) (105) (105) Post EEI Allocation Pool $ 58,124 $ 61,247 $ 43,582 $ 40,259 $ 47,078 $ 58,381 Step 4: Calculate Genco and IPRG Capacity Payments (Cost Reimbursement): Genco Cost Reimbursement Allocation O&M $ (6,203) $ (6,072) $ (9,515) $ (7,558) $ (6,534) $ (5,507) O&M Allocations (560) (578) (874) (579) (568) (870) G&A Allocations (905) (923) (1,406) (929) (910) (1,567) Depreciation Expense (443) (443) (443) (443) (443) (443) Cash Interest - - - (18,375) - (10,931) Less: Capitalized Interest 1,725 1,725 1,725 1,725 1,725 1,725 (11,290) (3,803) $ 535,379 $ (74,841) (8,560) (13,475) (15,848) (47,667) - (5,897) (1,683) (1,695) (1,722) (315) (315) (315) (315) $ 176,837 $ 125,040 $ 136,476 $ 111,222 $ (18,513) $ (18,513) $ (18,513) $ (18,513) (2,074) (2,074) (2,074) (2,074) (3,127) (3,172) (3,164) (3,197) (1,437) (1,437) (1,437) (1,437) - (29,306) - (29,306) 120 120 120 120 (10,998) (1,260) $ 549,576 $ (74,052) (8,297) (12,660) (5,748) (58,613) 480 (11,550) (1,260) $ 521,502 $ (68,870) (8,546) (12,922) (5,738) (58,613) 289 (11,743) (1,260) $ 529,200 $ (75,686) (8,802) (13,199) (5,654) (58,613) 576 (11,942) (1,260) $ 539,023 $ (77,735) (9,065) (13,483) (5,493) (58,613) 576 Genco Capacity Payment $ (6,387) $ (6,291) $ (10,513) $ (26,160) $ (6,730) $ (17,593) $ (160,391) $ (25,032) $ (54,382) $ (25,069) $ (54,407) $ (158,890) $ (154,400) $ (161,377) $ (163,813) IPRG Cost Reimbursement Allocation O&M $ (4,550) $ (4,769) $ (5,383) $ (5,579) $ (4,640) $ (4,590) O&M Allocations (294) (302) (434) (302) (297) (432) G&A Allocations (528) (538) (820) (542) (531) (914) Depreciation Expense (925) (925) (925) (925) (925) (925) Cash Interest - - - - - - Less: Capitalized Interest 11 11 11 11 11 11 $ (55,051) (4,351) (7,351) (15,360) - (944) $ (14,453) $ (14,453) $ (14,453) $ (14,453) (1,061) (1,061) (1,061) (1,061) (1,823) (1,849) (1,845) (1,864) (2,706) (2,706) (2,706) (2,706) - - - - 45 45 45 45 $ (57,812) (4,245) (7,381) (10,825) - 180 $ (60,867) (4,372) (7,534) (10,559) - 381 $ (59,252) (4,503) (7,695) (9,545) - 204 $ (61,294) (4,638) (7,861) (8,896) - 204 IPRG Capacity Payment $ (6,285) $ (6,523) $ (7,550) $ (7,337) $ (6,382) $ (6,850) $ (83,056) $ (19,999) $ (20,025) $ (20,020) $ (20,039) $ (80,083) $ (82,951) $ (80,791) $ (82,486) Step 5: Calculate IPM Revenue Allocation remaining post Capacity Payments - to be Post Capacity Payment Allocation Pool Gecno Generation IPRG Generation Generation Genco IPRG Genco Energy Payment IPRG Energy Payment Summary of Allocation Activity Genco Capacity Energy Total PSA Sales MWhrs Summary of Allocation Activity IPRG Capacity Energy Total PSA Sales MWhrs Fuel Genco IPRG EEI Total $ 45,452 $ 48,433 $ 25,518 $ 6,763 $ 33,966 $ 33,938 1,182,967 1,121,932 596,463 473,570 635,334 923,888 558,473 532,117 416,150 404,147 502,702 614,055 1,741,441 1,654,049 1,012,614 877,717 1,138,036 1,537,943 68% 68% 59% 54% 56% 60% 32% 32% 41% 46% 44% 40% $ 30,876 $ 32,852 $ 15,031 $ 3,649 $ 18,962 $ 20,387 $ 14,576 $ 15,581 $ 10,487 $ 3,114 $ 15,004 $ 13,550 JUL AUG SEP OCT NOV DEC $ 291,932 8,454,049 5,196,407 13,650,456 62% 38% $ 180,800 $ 111,132 2016 $ 131,807 $ 50,633 $ 91,387 $ 36,776 2,577,598 1,871,797 1,884,567 1,564,849 1,771,349 1,179,904 1,417,326 1,242,903 4,348,947 3,051,701 3,301,893 2,807,752 59% 61% 57% 56% 41% 39% 43% 44% $ 78,121 $ 31,056 $ 52,160 $ 20,496 $ 53,686 $ 19,577 $ 39,228 $ 16,280 Q1 2017 Q2 2017 Q3 2017 Q4 2017 $ 310,603 7,898,811 5,611,483 13,510,293 58% 42% $ 181,594 $ 129,008 2017 $ 284,151 7,044,106 5,109,853 12,153,959 58% 42% $ 164,686 $ 119,465 2018 $ 287,032 7,405,353 4,719,355 12,124,708 61% 39% $ 175,309 $ 111,723 2019 $ 292,725 7,162,164 4,712,783 11,874,948 60% 40% $ 176,552 $ 116,173 2020 $ 6,387 $ 6,291 $ 10,513 $ 26,160 $ 6,730 $ 17,593 30,876 32,852 15,031 3,649 18,962 20,387 $ 37,263 $ 39,143 $ 25,544 $ 29,808 $ 25,693 $ 37,980 1,182,967 1,121,932 596,463 473,570 635,334 923,888 JUL AUG SEP OCT NOV DEC $ 160,391 180,800 $ 341,191 8,454,049 2016 $ 25,032 $ 54,382 $ 25,069 $ 54,407 78,121 31,056 52,160 20,496 $ 103,153 $ 85,438 $ 77,228 $ 74,904 2,577,598 1,871,797 1,884,567 1,564,849 Q1 2017 Q2 2017 Q3 2017 Q4 2017 $ 158,890 181,594 $ 340,484 7,898,811 2016 $ 154,400 164,686 $ 319,086 7,044,106 2017 $ 161,377 175,309 $ 336,686 7,405,353 2018 $ 163,813 176,552 $ 340,365 7,162,164 2019 $ 6,285 $ 6,523 $ 7,550 $ 7,337 $ 6,382 $ 6,850 14,576 15,581 10,487 3,114 15,004 13,550 $ 20,861 $ 22,104 $ 18,038 $ 10,451 $ 21,385 $ 20,401 558,473 532,117 416,150 404,147 502,702 614,055 JUL AUG SEP OCT NOV DEC $ 83,056 111,132 $ 194,188 5,196,407 2016 $ 19,999 $ 20,025 $ 20,020 $ 20,039 53,686 19,577 39,228 16,280 $ 73,685 $ 39,601 $ 59,248 $ 36,319 1,771,349 1,179,904 1,417,326 1,242,903 Q1 2017 Q2 2017 Q3 2017 Q4 2017 $ 80,083 129,008 $ 209,092 5,611,483 2017 $ 82,951 119,465 $ 202,416 5,109,853 2018 $ 80,791 111,723 $ 192,514 4,719,355 2019 $ 82,486 116,173 $ 198,659 4,712,783 2020 $ (21,855) $ (25,401) $ (13,177) $ (10,843) $ (14,361) $ (20,137) (10,790) (11,958) (9,249) (8,775) (10,594) (12,633) (8,540) (11,669) (5,053) (6,870) (6,928) (12,832) $ (41,184) $ (49,028) $ (27,478) $ (26,488) $ (31,883) $ (45,602) $ (193,867) (114,042) (90,463) $ (414,025) $ (60,093) $ (45,321) $ (45,166) $ (37,837) (37,108) (25,434) (30,206) (26,600) (31,681) (17,601) (24,770) (19,628) $ (128,882) $ (88,356) $ (100,143) $ (84,065) $ (188,417) (119,348) (93,680) $ (401,445) $ (186,036) (117,894) (106,303) $ (410,233) $ (201,181) (113,606) (102,393) $ (417,180) $ (201,883) (116,502) (104,544) $ (422,930)

IPH Data Consolidation for PSA Analysis (as of 7.14.2016) JUL AUG SEP OCT NOV DEC 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 Gross Margin ($ in thousands) Merchant Energy Sales Capacity Sales Hedges Ancillary Services Other $ 59,793 $ 63,901 $ 32,214 $ 30,244 $ 37,705 $ 59,920 10,738 10,881 10,619 10,855 10,564 10,761 4,612 3,845 4,380 4,986 4,731 2,510 609 600 600 502 502 502 (133) - 1,125 1,125 1,125 1,125 $ 441,302 141,391 63,851 6,497 4,311 $ 200,094 $ 107,195 $ 141,531 $ 105,301 31,134 34,194 40,210 40,252 4,626 12,529 2,442 2,510 1,506 1,506 1,506 1,506 - - - - $ 554,122 145,790 22,106 6,026 - $ 555,237 170,358 1,326 6,026 - $ 546,901 157,902 19,503 6,026 - $ 537,191 164,897 26,497 6,026 - Wholesale Revenue $ 75,620 $ 79,227 $ 48,937 $ 47,713 $ 54,628 $ 74,818 $ 657,352 $ 237,361 $ 155,425 $ 185,690 $ 149,570 $ 728,045 $ 732,946 $ 730,332 $ 734,612 Retail Revenue $ (1,019) $ 51 $ 3,743 $ 3,639 $ 3,806 $ 3,654 $ 24,605 $ 3,497 $ 3,497 $ 3,497 $ 3,497 $ 13,989 $ 18,479 $ 21,720 $ 26,312 Fuel Expense $ (41,289) $ (49,133) $ (27,583) $ (26,593) $ (31,988) $ (45,707) $ (402,176) $ (129,197) $ (88,671) $ (100,458) $ (84,380) $ (402,705) $ (411,493) $ (418,440) $ (424,190) Gross Margin $ 33,313 $ 30,146 $ 25,097 $ 24,758 $ 26,446 $ 32,765 $ 279,781 $ 111,661 $ 70,252 $ 88,730 $ 68,687 $ 339,330 $ 339,932 $ 333,611 $ 336,734 Fuel Expense: Coffeen $ (11,265) $ (12,826) $ (8,077) $ (8,746) $ (12,200) $ (12,901) Newton (10,589) (12,371) (5,098) (2,096) (2,161) (7,235) Duck Creek (4,688) (5,559) (5,205) (5,503) (5,249) (5,318) Edwards (6,101) (6,398) (4,043) (3,273) (5,345) (7,315) EEI (8,540) (11,501) (5,049) (6,868) (6,927) (12,828) Joppa 7Bs - (204) (2) (1) - (2) Joppa 6Bs - (168) (4) (2) (0) (4) $ (112,711) (80,948) (51,266) (62,776) (90,285) (208) (178) $ (41,124) $ (37,975) $ (31,014) $ (28,589) (18,722) (7,329) (13,585) (9,238) (15,994) (12,814) (14,636) (15,248) (21,114) (12,619) (15,570) (11,353) (31,495) (17,583) (24,388) (19,610) (247) (16) (568) (9) (185) (18) (382) (18) $ (138,702) (48,875) (58,692) (60,657) (93,077) (840) (603) $ (142,209) (42,475) (60,617) (57,277) (105,415) (1,352) (888) $ (159,952) (39,894) (55,958) (57,648) (101,520) (1,335) (874) $ (161,850) (38,806) (63,082) (53,421) (103,735) (1,227) (809) Total Fuel Expense $ (41,184) $ (49,028) $ (27,478) $ (26,488) $ (31,883) $ (45,602) $ (398,373) $ (128,882) $ (88,356) $ (100,143) $ (84,065) $ (401,445) $ (410,233) $ (417,180) $ (422,930) IPH Wholesale Fuel Expense Generation: Coffeen Newton Duck Creek Edwards EEI EEI 7Bs EEI 6Bs $ (105) $ (105) $ (105) $ (105) $ (105) $ (105) JUL AUG SEP OCT NOV DEC $ (3,803) 2016 $ (315) $ (315) $ (315) $ (315) Q1 2017 Q2 2017 Q3 2017 Q4 2017 $ (1,260) 2017 $ (1,260) 2018 $ (1,260) 2019 $ (1,260) 2020 511,556 526,214 356,953 385,483 543,224 575,637 671,412 595,718 239,511 88,087 92,110 348,251 241,211 241,627 232,686 256,525 252,472 266,823 317,262 290,490 183,464 147,622 250,230 347,232 490,283 459,421 213,330 296,013 301,769 573,047 17,179 5,226 112 36 3 63 7,362 2,240 48 15 1 27 4,957,188 3,496,861 2,337,002 2,859,405 3,492,070 22,707 9,731 1,697,616 1,559,035 1,266,095 1,156,056 879,982 312,762 618,472 408,793 789,610 610,080 705,868 737,597 981,739 569,824 711,458 505,306 1,435,236 789,493 1,101,055 894,179 4,971 655 12,499 367 2,130 281 5,357 157 5,678,803 2,220,008 2,843,155 2,768,327 4,219,963 18,492 7,925 5,361,587 1,682,519 2,792,855 2,316,998 5,206,844 30,758 13,182 5,931,760 1,473,593 2,457,875 2,261,480 4,959,193 30,735 13,172 5,803,951 1,358,213 2,673,880 2,038,904 4,887,788 28,496 12,213 Total Generation 2,256,266 2,120,936 1,226,103 1,173,781 1,439,809 2,111,080 17,174,964 5,791,284 3,842,131 4,420,803 3,702,456 17,756,674 17,404,744 17,127,809 16,803,444 Genco IPRG EEI Plant Level O&M Excluding AROs Coffeen Newton Duck Creek Edwards EEI Met-South Inc Joppa Eastern Railroad Co Joppa 6B CTs MEPI Other Joppa 7B CTs IPG VP IPRG VP 53% 53% 49% 40% 44% 44% 25% 25% 34% 34% 35% 29% 22% 22% 17% 25% 21% 27% JUL AUG SEP OCT NOV DEC 49% 30% 20% 2016 45% 49% 43% 42% 31% 31% 32% 34% 25% 21% 25% 24% Q1 2017 Q2 2017 Q3 2017 Q4 2017 45% 32% 24% 2017 41% 29% 30% 2018 43% 28% 29% 2019 43% 28% 29% 2020 $ (3,418) $ (3,325) $ (4,255) $ (5,224) $ (4,302) $ (3,251) (2,710) (2,672) (5,185) (2,260) (2,157) (2,181) (1,902) (2,237) (1,861) (1,818) (1,803) (1,876) (2,631) (2,515) (3,505) (3,745) (2,820) (2,697) (3,118) (3,263) (4,065) (3,044) (3,041) (3,112) (63) (63) (63) (63) (63) (63) (29) (29) (29) (29) (29) (29) (7) (7) (7) (7) (7) (7) - - - - - - (16) (11) (11) (11) (11) (11) (75) (75) (75) (75) (75) (75) (17) (17) (17) (17) (17) (17) $ (41,877) (31,759) (24,434) (30,165) (35,133) (691) (198) (91) (0) (190) (1,205) (451) $ (11,870) $ (11,870) $ (11,870) $ (11,870) (6,425) (6,425) (6,425) (6,425) (5,978) (5,978) (5,978) (5,978) (8,431) (8,431) (8,431) (8,431) (10,778) (10,778) (10,778) (10,778) (191) (191) (191) (191) (51)(51) (51) (51) (56) (56) (56) (56) - - - - (72) (72) (72) (72) (217) (217) (217) (217) (43) (43) (43) (43) $ (47,481) (25,701) (23,914) (33,725) (43,112) (763) (205) (222) - (287) (870) (174) $ (43,333) (24,642) (25,256) (35,432) (41,653) (786) (211) (258) - (303) (896) (179) $ (44,646) (30,117) (25,705) (33,363) (44,953) (809) (217) (266) - (310) (923) (184) $ (51,086) (25,699) (25,182) (35,923) (43,518) (833) (224) (272) - (321) (950) (190) Total Direct O&M $ (13,987) $ (14,214) $ (19,073) $ (16,292) $ (14,325) $ (13,319) $ (166,195) $ (44,113) $ (44,113) $ (44,113) $ (44,113) $ (176,453) $ (172,948) $ (181,493) $ (184,197) Service Agreement O&M Allocation IPG $ (560) $ (578) $ (874) $ (579) $ (568) $ (870) IPRG (294) (302) (434) (302) (297) (432) EEI (241) (248) (381) (249) (244) (379) $ (8,560) (4,351) (3,709) $ (2,074) $ (2,074) $ (2,074) $ (2,074) (1,061) (1,061) (1,061) (1,061) (897) (897) (897) (897) $ (8,297) (4,245) (3,589) $ (8,546) (4,372) (3,696) $ (8,802) (4,503) (3,807) $ (9,065) (4,638) (3,921) Total Allocated O&M $ (1,094) $ (1,128) $ (1,689) $ (1,129) $ (1,108) $ (1,681) $ (16,619) $ (4,033) $ (4,033) $ (4,033) $ (4,033) $ (16,131) $ (16,614) $ (17,112) $ (17,624)

IPH Data Consolidation for PSA Analysis (as of 7.14.2016) JUL AUG SEP OCT NOV DEC 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 Approved Discretionary O&M Coffeen Newton Duck Creek Edwards EEI $ - $ - $ (25) $ (25) $ - $ - - - - - - - - - - - - - - - - (8) - - (20) - (3) - - - $ (50) - - (8) (23) $ - $ - $ - $ - - - - - - - - - - - (350) - - - - - $ - - - (350) - $ - - - - - $ - - - - - $ - - - - - Total Approved Discretionary O&M $ (20) $ - $ (28) $ (33) $ - $ - $ (81) $ - $ - $ (350) $ - $ (350) $ - $ - $ - Discretionary O&M Coffeen $ - $ - $ (235) $ (267) $ - $ - Newton - - - - - - Duck Creek (5) - - - - - Edwards - - - - - - EEI - - (1) - - - $ (502) - (5) - (1) $ (2,080) $ - $ (1,898) $ (295) (227) - (11) - (315) (51) - - (1) (52) (247) (755) (3) (11) (59) (1,008) $ (4,272) (238) (366) (1,056) (1,080) $ (1,159) (29) (88) (1,062) (571) $ (380) (2,079) (1,192) - (1,237) $ (2,279) (194) (525) - (5) Total Discretionary O&M $ (5) $ - $ (236) $ (267) $ - $ - $ (508) $ (2,626) $ (114) $ (2,214) $ (2,059) $ (7,012) $ (2,908) $ (4,888) $ (3,003) Total O&M Coffeen $ (3,418) $ (3,325) $ (4,514) $ (5,516) $ (4,302) $ (3,251) Newton (2,710) (2,672) (5,185) (2,260) (2,157) (2,181) Duck Creek (1,907) (2,237) (1,861) (1,818) (1,803) (1,876) Edwards (2,631) (2,515) (3,505) (3,753) (2,820) (2,697) Joppa 7Bs (16) (11) (11) (11) (11) (11) EEI (3,478) (3,611) (4,549) (3,392) (3,384) (3,590) IPG (635) (653) (949) (654) (643) (945) IPRG (311) (318) (451) (319) (314) (449) $ (42,429) (31,759) (24,439) (30,173) (190) (39,846) (9,766) (4,802) $ (13,950) $ (11,870) $ (13,768) $ (12,166) (6,652) (6,425) (6,436) (6,425) (6,294) (6,029) (5,978) (5,978) (8,432) (8,483) (9,029) (9,186) (72) (72) (72) (72) (11,975) (11,984) (12,031) (12,981) (2,292) (2,292) (2,292) (2,292) (1,105) (1,105) (1,105) (1,105) $ (51,754) (25,939) (24,280) (35,130) (287) (48,970) (9,167) (4,419) $ (44,491) (24,671) (25,344) (36,494) (303) (47,174) (9,442) (4,551) $ (45,026) (32,196) (26,897) (33,363) (310) (51,289) (9,724) (4,687) $ (53,365) (25,893) (25,706) (35,923) (321) (48,773) (10,016) (4,828) Total O&M $ (15,106) $ (15,343) $ (21,025) $ (17,722) $ (15,434) $ (15,000) $ (183,403) $ (50,771) $ (48,260) $ (50,710) $ (50,205) $ (199,946) $ (192,470) $ (203,492) $ (204,824) Service Agreement G&A Allocation IPG $ (905) $ (923) $ (1,406) $ (929) $ (910) $ (1,567) IPRG (528) (538) (820) (542) (531) (914) EEI (469) (478) (728) (482) (472) (812) $ (13,475) (7,351) (6,531) $ (3,127) $ (3,172) $ (3,164) $ (3,197) (1,823) (1,849) (1,845) (1,864) (1,620) (1,643) (1,639) (1,656) $ (12,660) (7,381) (6,559) $ (12,922) (7,534) (6,695) $ (13,199) (7,695) (6,839) $ (13,483) (7,861) (6,986) Total Allocated G&A $ (1,902) $ (1,939) $ (2,954) $ (1,953) $ (1,913) $ (3,293) $ (27,357) $ (6,571) $ (6,664) $ (6,649) $ (6,717) $ (26,600) $ (27,150) $ (27,733) $ (28,330) Depreciation IPG IPRG EEI JUL AUG SEP OCT NOV DEC 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 $ (443) $ (443) $ (443) $ (443) $ (443) $ (443) (925) (925) (925) (925)(925) (925) (1,328) (1,328) (1,328) (1,328) (1,328)(1,328) $ (15,848) (15,360) (15,939) $ (1,437) $ (1,437) $ (1,437) $ (1,437) (2,706) (2,706) (2,706) (2,706) (3,898) (3,898) (3,898) (3,898) $ (5,748) (10,825) (15,590) $ (5,738) (10,559) (15,295) $ (5,654) (9,545) (14,458) $ (5,493) (8,896) (13,852) Total Depreciation $ (2,696) $ (2,696) $ (2,696) $ (2,696) $ (2,696) $ (2,696) $ (47,147) $ (8,041) $ (8,041) $ (8,041) $ (8,041) $ (32,163) $ (31,593) $ (29,656) $ (28,241) Total Cash Interest (GenCo) $ - $ - $ - $ (18,375) $ - $ (10,931) $ (58,613) $ - $ (29,306) $ - $ (29,306) $ (58,613) $ (58,613) $ (58,613) $ (58,613) Capitalized Interest Coffeen $ 28 $ 28 $ 28 $ 28 $ 28 $ 28 Newton 1,696 1,696 1,696 1,696 1,696 1,696 Duck Creek 5 5 5 5 5 5 Edwards 6 6 6 6 6 6 EEI 6 6 6 6 6 6 $ 171 10,179 29 36 33 $ 70 $ 70 $ 70 $ 70 50 50 50 50 10 10 10 10 35 35 35 35 8 8 8 8 $ 280 200 41 139 33 $ 89 200 129 252 256 $ 376 200 77 127 715 $ 376 200 77 127 715 Total Capitalized Interest $ 1,741 $ 1,741 $ 1,741 $ 1,741 $ 1,741 $ 1,741 $ 10,447 $ 173 $ 173 $ 173 $ 173 $ 693 $ 926 $ 1,495 $ 1,495 Maintenance Capex Coffeen $ 50 $ 487 $ 1,094 $ 2,281 $ 1,455 $ 100 Newton 278 - - 10 105 250 Duck Creek 124 186 20 20 - - Edwards 10 246 209 837 297 - EEI - 98 730 82 - - $ 5,997 689 2,790 1,940 1,590 $ 5,060 $ 451 $ 6,316 $ 6,229 726 665 160 - 1,775 115 - - 100 1,320 825 3,125 - - 496 230 $ 18,056 1,551 1,890 5,370 726 $ 1,670 5,460 575 4,310 191 $ - 5,803 586 4,074 7,098 $ 30,741 - 450 725 779 Total Maintenance Capital Expenditures $ 461 $ 1,018 $ 2,053 $ 3,230 $ 1,857 $ 350 $ 13,007 $ 7,661 $ 2,550 $ 7,797 $ 9,584 $ 27,593 $ 12,206 $ 17,561 $ 32,695

IPH Data Consolidation for PSA Analysis (as of 7.14.2016) JUL AUG SEP OCT NOV DEC 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 Environmental Capex Coffeen Newton Duck Creek Edwards EEI Note: Natural gas prices based on forwards for Henry Hub and Chicago Citygate as of July 14, 2016. $ 410 $ - $ 299 $ 279 $ 75 $ 240 - - - - - - (17) 5 - - - - - - - - - - - 10 731 171 410 150 $ 1,860 255 326 - 1,472 $ 1,250 $ - $ 659 $ - - - - - - 30 50 - - - 5,200 - 600 600 200 - $ 1,909 - 80 5,200 1,400 $ 400 - 1,560 5,000 200 $ 1,845 15 - - - $ 3,951 5,635 960 - - Total Environmental Capital Expenditures $ 393 $ 15 $ 1,030 $ 450 $ 485 $ 390 $ 3,913 $ 1,850 $ 630 $ 6,109 $ - $ 8,589 $ 7,160 $ 1,860 $ 10,546 Newton Scrubber $ 557 $ 557 $ 557 $ 557 $ 557 $ 557 ELG Capex Coffeen $ - $ - $ - $ - $ - $ - Newton - - - - - - Duck Creek - - - - - - Edwards - - - - - - EEI 212 - - - - - $ 9,235 $ - - - - 1,974 $ - $ - $ - $ - $ - $ 264 $ 264 $ 264 12,968 - - - - - - - - 12,100 - - - - - - $ - $ 791 12,968 - 12,100 - $ - $ 17,131 12,968 6,510 11,000 14,204 $ - $ 8,434 - 9,765 - 3,738 $ - $ - - - - - Total ELG Capital Expenditures $ 212 $ - $ - $ - $ - $ - $ 1,974 $ 12,968 $ 12,364 $ 264 $ 264 $ 25,858 $ 61,812 $ 21,937 $ - CCR Capex Coffeen $ - $ - $ - $ - $ - $ - Newton - - - - - - Duck Creek - - - - - - Edwards - - - - - - EEI 2,424 1,370 1,156 551 177 - $ - - - - 5,676 $ - $ - $ - $ - - - - - - - - - - - - - - - - - $ - - - - - $ - - - - - $ - - - - - $ - - - - - Total CCR Capital Expenditures $ 2,424 $ 1,370 $ 1,156 $ 551 $ 177 $ - $ 5,676 $ - $ - $ - $ - $ - $ - $ - $ - 316A/B Capex Coffeen $ - $ - $ - $ - $ - $ - Newton - - - - - - Duck Creek - - - - - - Edwards - - 25 25 25 25 EEI - - - - - 100 $ - - - 100 100 $ - $ - $ - $ - - - - - - - - - 25 963 338 25 - 100 - - $ - - - 1,350 100 $ - - - 1,350 100 $ - - - 100 100 $ - - - 100 100 Total 316A/B Capital Expenditures $ - $ - $ 25 $ 25 $ 25 $ 125 $ 200 $ 25 $ 1,063 $ 338 $ 25 $ 1,450 $ 1,450 $ 200 $ 200 Approved Discretionary Capex Coffeen $ 25 $ 120 $ 135 $ 165 $ 21 $ - Newton - - - - - - Duck Creek - 26 - - - - Edwards - 102 - 45 - - EEI 450 609 471 377 150 150 $ 471 - 420 147 3,728 $ - $ - $ - $ - - - - - - - - - - 80 270 200 2,000 - - - $ - - - 550 2,000 $ - - - - - $ - - - - - $ - - - - - Total Approved Discretionary Capital Expenditures $ 475 $ 857 $ 606 $ 588 $ 171 $ 150 $ 4,766 $ 2,000 $ 80 $ 270 $ 200 $ 2,550 $ - $ - $ - Total Capex Coffeen $ 785 $ 607 $ 1,903 $ 3,101 $ 2,173 $ 340 Newton 835 557 557 640 1,315 1,174 Duck Creek 132 225 20 20 200 - Edwards 10 348 234 1,057 322 115 EEI 3,086 2,099 3,087 1,229 737 400 $ 10,001 11,272 3,770 2,427 14,599 $ 20,467 $ 714 $ 10,546 $ 11,093 16,305 1,085 331 - 3,800 475 50 - 459 16,584 8,481 5,083 2,829 1,712 2,246 9,021 $ 42,821 17,721 4,325 30,607 15,807 $ 24,041 21,164 9,660 25,778 19,500 $ 12,270 10,381 20,296 4,174 22,177 $ 52,073 8,259 4,409 825 1,284 Total Capital Expenditures $ 4,847 $ 3,836 $ 5,802 $ 6,046 $ 4,747 $ 2,029 $ 42,069 $ 43,860 $ 20,570 $ 21,655 $ 25,196 $ 111,281 $ 100,143 $ 69,297 $ 66,849 EEI w/o Discretionary $ 3,086 $ 2,087 $ 3,087 $ 1,181 $ 737 $ 400 IPG w/o Discretionary $ 1,320 $ 1,164 $ 2,085 $ 3,292 $ 2,213 $ 1,147 IPRG w/o Discretionary $ 116 $ 565 $ 254 $ 927 $ 322 $ 25 $ 14,539 $ 18,508 $ 5,723 $ 2,600 $ 700 $ 696 $ 230 $ 20,004 $ 1,379 $ 7,399 $ 6,493 $ 1,900 $ 14,607 $ 6,683 $ 3,350 $ 4,226 $ 35,274 $ 26,540 $ 14,695 $ 37,628 $ 30,305 $ 10,936 $ 16,097 $ 14,525 $ 879 $ 40,327 $ 2,235

PSA - IPH by Segment (as of 7.14.2016) EEI @ 100% 16-Jul 16-Aug 16-Sep 16-Oct 16-Nov 16-Dec 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 Free Cash Flow $ 2,846 $ 1,188 $ (3,822) $ (888) $ (958) $ 1,482 $ (16,202) $ 11,935 $ 67 $ 11,623 $ 6,321 $ 29,946 $ 57,121 $ 43,466 $ 47,622 Genco Standalone (Newton & Coffeen) 16-Jul 16-Aug 16-Sep 16-Oct 16-Nov 16-Dec 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 Segment Free Cash Flow $ 7,002 $ 5,682 $ (821) $ (11,046) $ 1,684 $ (1,622) $ (25,810) $ 12,309 $ (14,063) $ 1,175 $ (22,252) $ (22,832) $ (23,430) $ (28,457) $ (60,742) Free Cash Flow $ 7,002 $ 5,682 $ (821) $ (11,046) $ 1,684 $ (1,622) $ (25,810) $ 12,309 $ (14,063) $ 1,175 $ (22,252) $ (22,832) $ (23,430) $ (28,457) $ (60,742) IPRG (Duck Creek & Edwards) 16-Jul 16-Aug 16-Sep 16-Oct 16-Nov 16-Dec 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 Free Cash Flow $ 4,584 $ 4,100 $ 1,924 $ (5,604) $ 5,026 $ 1,831 $ 7,451 $ 17,364 $ (4,661) $ 5,608 $ (10,785) $ 7,527 $ 304 $ 2,798 $ 6,228 Post Capital Allocation $ 4,584 $ 3,972 $ 1,899 $ (5,674) $ 5,001 $ 1,806 $ 6,784 $ 17,339 $ (17,803) $ 5,000 $ (11,010) $ (6,473) $ (21,678) $ (17,433) $ (2,429) Genco Total (EEI @ 100%) 16-Jul 16-Aug 16-Sep 16-Oct 16-Nov 16-Dec 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 Segment Adjusted EBITDA $ 10,585 $ 7,465 $ (1,789) $ 9,264 $ 2,772 $ 11,531 $ 28,464 $ 31,880 $ 17,026 $ 20,629 $ 19,834 $ 89,369 $ 100,224 $ 88,383 $ 86,598 Segment Free Cash Flow $ 9,847 $ 6,870 $ (4,643) $ (11,934) $ 726 $ (140) $ (42,012) $ 24,244 $ (13,996) $ 12,797 $ (15,931) $ 7,114 $ 33,691 $ 15,010 $ (13,120) Post Capital Allocation $ 6,180 $ 4,214 $ (6,962) $ (13,585) $ (178) $ (947) $ (63,196) $ 9,277 $ (14,359) $ 12,534 $ (16,195) $ (8,744) $ (19,524) $ (9,275) $ (29,631) IPH Total (EEI @ 100%) 16-Jul 16-Aug 16-Sep 16-Oct 16-Nov 16-Dec 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 2018 2019 2020 Segment Adjusted EBITDA $ 15,286 $ 12,003 $ 363 $ 4,516 $ 8,095 $ 13,362 $ 40,971 $ 51,119 $ 13,830 $ 32,312 $ 12,175 $ 109,435 $ 111,973 $ 95,841 $ 94,961 Segment Free Cash Flow $ 14,432 $ 10,970 $ (2,719) $ (17,539) $ 5,753 $ 1,691 $ (34,561) $ 41,608 $ (18,657) $ 18,405 $ (26,716) $ 14,641 $ 33,994 $ 17,807 $ (6,892) Free Cash Flow $ 14,432 $ 10,970 $ (2,719) $ (17,539) $ 5,753 $ 1,691 $ (34,561) $ 41,608 $ (18,657) $ 18,405 $ (26,716) $ 14,641 $ 33,994 $ 17,807 $ (6,892) Post Capital Allocation $ 10,764 $ 8,187 $ (5,063) $ (19,259) $ 4,823 $ 859 $ (56,412) $ 26,616 $ (32,163) $ 17,534 $ (27,204) $ (15,217) $ (41,201) $ (26,708) $ (32,061) Note: Natural gas prices based on forwards for Henry Hub and Chicago Citygate as of July 14, 2016. Capex - Approved Discretionary (475) (857)(606)(588)(171)(150) Capex - Newton Scrubber (557) (557)(557)(557)(557)(557) Capex - 316 A/B-- (25)(25) (25)(125) Capex - ELG (212) - - --- Capex - CCR(2,424)(1,370)(1,156)(551)(177) - AROs-- - --- Refinance Fees-- - --- (4,766) (9,235) (200) (1,974) (5,676) - - (2,000)(80)(270)(200) --- - (25)(1,063)(338)(25) (12,968)(12,364)(264)(264) ------------(2,550) - (1,450) (25,858) - - - - - (1,450) (61,812) - (5,934) (6,000) - - (200) (21,937) - (22,378) - - - (200) - - (24,968) - Cash Balance @ 12.31.2015 Segment Free Cash Flow Liquidity$29,110 $40,080 $37,361 $19,822 $25,575 $27,265 Liquidity Post Corporate Allocation$29,110 $40,080 $37,361 $19,822 $25,575 $27,265 Liquidity Post Capital Allocation$15,868 $24,055 $18,992 $(267) $4,556 $5,414 $27,265 $27,265 $5,414 $68,874 $50,217 $68,622 $41,907 $68,874 $50,217 $68,622 $41,907 $32,030 $(132) $17,402 $(9,802) $41,907 $41,907 $(9,802) $75,901 $75,901 $(51,004) $93,708 $93,708 $(77,711) $86,816 $86,816 $(109,772) Gross Margin$6,773 $5,385 $2,913 $3,239 $3,308 $6,034 O&M(3,217)(3,362)(4,165)(3,143)(3,140)(3,211) O&M and G&A Allocations(710) (727)(1,110)(730) (716)(1,191) $33,195 (36,114) (10,222) $26,128 $ 14,283 $25,931 $ 20,180 (11,075)(11,075) (11,075)(11,075) (2,517)(2,540) (2,537)(2,553) $86,522 (44,302) (10,148) $110,810 (42,907) (10,391) $107,455 (46,245) (10,645) $104,154 (44,847) (10,907) Segment Adjusted EBITDA$2,846 $1,296 $(2,362) $(635) $(548) $1,632 $(13,141) $12,535 $667 $12,319 $6,551 $32,072 $57,512 $50,564 $48,401 Interest--- ---Capex - Mtce & Enviro-(108)(1,461)(253)(410)(150) - (3,061) --- - (600)(600)(696)(230) - (2,126) - (391) - (7,098) - (779) Segment Free Cash Flow$2,846 $1,188 $(3,822) $(888) $(958) $1,482 $(16,202) $11,935 $67 $11,623 $6,321 $29,946 $57,121 $43,466 $47,622 Capex - Approved Discretionary(450) (609) (471)(377)(150)(150) Capex - Newton Scrubber --- ---Capex - 316 A/B --- --(100) Capex - ELG(212)-- ---Capex - CCR(2,424)(1,370)(1,156)(551)(177)-AROs --- ---Refinance Fees --- ---(3,728) - (100) (1,974) (5,676) - - (2,000)--------(100)------------------(2,000) - (100) - - - - - - (100) (14,204) - - - - - (100) (3,738) - (3,052) - - - (100) - - (10,091) - Post Capital Allocation$(240) $(790) $(5,449) $(1,816) $(1,285) $1,232 $(27,680) $9,935 $(33) $11,623 $6,321 $27,846 $42,817 $36,577 $37,431 Cash Balance @ 12.31.2015 Segment Free Cash Flow Liquidity $ (12,679) $ (11,490) $ (15,313) $ (16,201) $ (17,159) $ (15,677) Liquidity Post Corporate Allocation $ (12,679) $ (11,490) $ (15,313) $ (16,201) $ (17,159) $ (15,677) Liquidity Post Capital Allocation $ (19,046) $ (19,837) $ (25,286) $ (27,102) $ (28,387) $ (27,155) $(15,677) $(15,677) $(27,155) $(3,742) $(3,675) $7,948 $14,269 $(3,742) $(3,675) $7,948 $14,269 $(17,220) $(17,253) $(5,630) $691 $14,269 $14,269 $691 $71,390 $71,390 $43,508 $114,857 $114,857 $80,085 $162,478 $162,478 $117,516 Gross Margin$15,408 $13,742 $12,367 $18,965 $11,332 $17,843 O&M(6,203)(6,072)(9,515)(7,558)(6,534)(5,507) O&M and G&A Allocations(1,466)(1,501)(2,280)(1,508)(1,478)(2,437) $138,436 (74,796) (22,035) $43,060 $ 40,118 $32,062 $ 37,067 (18,513)(18,513) (18,513)(18,513) (5,202)(5,246) (5,239)(5,271) $152,306 (74,052) (20,957) $133,050 (68,870) (21,468) $135,505 (75,686) (22,001) $138,481 (77,735) (22,548) Segment Adjusted EBITDA$7,739 $6,169 $573 $9,899 $3,320 $9,900 $41,605 $19,345 $16,359 $8,310 $13,283 $57,297 $42,712 $37,819 $38,198 Interest ---(18,375)-(10,931) Capex - Mtce & Enviro(738)(487)(1,393) (2,570)(1,635) (590) (58,613) (8,802) -(29,306) -(29,306) (7,036) (1,116)(7,135) (6,229) (58,613) (21,516) (58,613) (7,530) (58,613) (7,663) (58,613) (40,327) Capex - Approved Discretionary (25)(120)(135)(165)(21)-Capex - Newton Scrubber(557)(557)(557)(557) (557)(557) Capex - 316 A/B --- - --Capex - ELG --- - --Capex - CCR --- - --AROs --- - --Refinance Fees --- - --(471) (9,235) - - - - - ---------- - - (12,968)(264)(264)(264) ------------- - - (13,758) - - - - - - (30,098) - (2,812) (6,000) - - - (8,434) - (8,961) - - - - - - (6,321) - Post Capital Allocation$6,420 $5,005 $(1,513) $(11,769) $1,106 $(2,179) $(35,515) $(658) $(14,327) $911 $(22,516) $(36,590) $(62,341) $(45,851) $(67,062) Cash Balance @ 12.31.2015 Segment Free Cash Flow Liquidity$40,579 $46,261 $45,440 $34,394 $36,078 $34,456 Liquidity Post Corporate Allocation$40,579 $46,261 $45,440 $34,394 $36,078 $34,456 Liquidity Post Capital Allocation$34,100 $39,104 $37,592 $25,823 $26,930 $24,751 $34,456 $34,456 $24,751 $46,765 $32,702 $33,877 $11,625 $46,765 $32,702 $33,877 $11,625 $24,092 $9,766 $10,677 $(11,839) $11,625 $11,625 $(11,839) $(11,806) $(11,806) $(74,180) $(40,263) $(40,263) $(120,031) $(101,004) $(101,004) $(187,093) Gross Margin$10,072 $10,146 $8,789 $1,675 $10,791 $7,767 O&M(4,550)(4,769)(5,383)(5,579)(4,640)(4,590) O&M and G&A Allocations(821) (840)(1,254)(844) (828)(1,346) $79,321 (55,112) (11,702) $36,577 $ 14,168 $29,042 $ 9,718 (14,453)(14,453) (14,453)(14,453) (2,885)(2,910) (2,906)(2,925) $89,504 (57,812) (11,626) $84,522 (60,867) (11,906) $78,908 (59,252) (12,198) $82,156 (61,294) (12,499) Segment Adjusted EBITDA$4,701 $4,537 $2,153 $(4,748) $5,323 $1,831 $12,507 $19,239 $(3,196) $11,683 $(7,660) $20,066 $11,749 $7,458 $8,363 Interest --- ---Capex - Mtce & Enviro(116)(437)(229)(857)(297)-- (5,056) ---- (1,875)(1,465)(6,075)(3,125) - (12,540) - (11,445) - (4,660) - (2,135) Segment Free Cash Flow$4,584 $4,100 $1,924 $(5,604) $5,026 $1,831 $7,451 $17,364 $(4,661) $5,608 $(10,785) $7,527 $304 $2,798 $6,228 Capex - Approved Discretionary-(128) -(45) --Capex - Newton Scrubber--- - --Capex - 316 A/B--(25)(25)(25)(25) Capex - ELG--- - --Capex - CCR--- - --AROs--- - --Refinance Fees--- - --(567) - (100) - - - - -(80)(270)(200) --- - (25)(963)(338)(25) -(12,100)--------------(550) - (1,350) (12,100) - - - - - (1,350) (17,510) - (3,121) - - - (100) (9,765) - (10,366) - - - (100) - - (8,557) - Cash Balance @ 12.31.2015 Segment Free Cash Flow Liquidity$731 $4,831 $6,754 $1,150 $6,177 $8,008 Liquidity Post Corporate Allocation$731 $4,831 $6,754 $1,150 $6,177 $8,008 Liquidity Post Capital Allocation$336 $4,308 $6,207 $533 $5,534 $7,340 $8,008 $8,008 $7,340 $25,372 $20,711 $26,319 $15,534 $25,372 $20,711 $26,319 $15,534 $24,680 $6,876 $11,877 $867 $15,534 $15,534 $867 $15,838 $15,838 $(20,811) $18,636 $18,636 $(38,244) $24,863 $24,863 $(40,673) Gross Margin$22,181 $19,128 $15,280 $22,204 $14,639 $23,876 O&M(9,421)(9,435)(13,680)(10,702)(9,674)(8,718) O&M and G&A Allocations(2,175)(2,228) (3,389) (2,238)(2,194)(3,628) $171,631 (110,910) (32,257) $69,188 $ 54,401 $57,993 $ 57,247 (29,588)(29,588) (29,588)(29,588) (7,719)(7,786) (7,775)(7,824) $238,828 (118,354) (31,105) $243,861 (111,777) (31,859) $242,960 (121,931) (32,646) $242,636 (122,582) (33,455) Interest ---(18,375)-(10,931) Capex - Mtce & Enviro(738)(595)(2,854) (2,823)(2,045) (740) (58,613) (11,864) -(29,306) -(29,306) (7,636) (1,716)(7,831) (6,459) (58,613) (23,642) (58,613) (7,921) (58,613) (14,761) (58,613) (41,106) Free Cash Flow$9,847 $6,870 $(4,643) $(11,934) $726 $(140) $(42,012) $24,244 $(13,996) $12,797 $(15,931) $7,114 $33,691 $15,010 $(13,120) Capex - Approved Discretionary(475) (729) (606)(543)(171)(150) Capex - Newton Scrubber(557) (557) (557)(557)(557)(557) Capex - 316 A/B --- --(100) Capex - ELG(212)-- ---Capex - CCR(2,424)(1,370)(1,156)(551)(177)-AROs --- ---Refinance Fees --- ---(4,198) (9,235) (100) (1,974) (5,676) - - (2,000)--------(100) - - (12,968)(264)(264)(264) ------------(2,000) - (100) (13,758) - - - - - (100) (44,302) - (2,812) (6,000) - - (100) (12,172) - (12,012) - - - (100) - - (16,411) - Cash Balance @ 12.31.2015 Segment Free Cash Flow Liquidity$27,901 $34,771 $30,128 $18,193 $18,920 $18,779 Liquidity Post Corporate Allocation$27,901 $34,771 $30,128 $18,193 $18,920 $18,779 Liquidity Post Capital Allocation$15,053 $19,268 $12,306 $(1,279) $(1,457) $(2,404) $18,779 $18,779 $(2,404) $43,023 $29,027 $41,825 $25,894 $43,023 $29,027 $41,825 $25,894 $6,872 $(7,487) $5,047 $(11,148) $25,894 $25,894 $(11,148) $59,584 $59,584 $(30,672) $74,594 $74,594 $(39,946) $61,474 $61,474 $(69,578) Gross Margin$32,253 $29,274 $24,069 $23,879 $25,430 $31,644 O&M(13,970)(14,203)(19,062)(16,281)(14,314)(13,308) O&M and G&A Allocations (2,996) (3,067) (4,643) (3,082) (3,021) (4,974) $250,952 (166,022) (43,959) $105,764 $ 68,568 $87,034 $ 66,965 (44,041)(44,041) (44,041)(44,041) (10,604)(10,697) (10,681)(10,749) $328,332 (176,166) (42,731) $328,383 (172,645) (43,765) $321,868 (181,183) (44,844) $324,792 (183,877) (45,954) Interest ---(18,375)-(10,931) Capex - Mtce & Enviro(854)(1,033)(3,083) (3,680)(2,342) (740) (58,613) (16,919) -(29,306)-(29,306) (9,511) (3,180)(13,906) (9,584) (58,613) (36,182) (58,613) (19,366) (58,613) (19,421) (58,613) (43,241)

3 Lender Presentation June 2016

Project Ivy: Genco Noteholder Advisor Meeting June 2, 2016 Energizing you, powering our communities. PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Table of Contents • • • • • MISO Market Overview Genco Organizational Structure Overview of Material Financial Obligations and Other Agreements Genco Financial Forecast Appendix – – Supplementary Overview of Material Agreements Supplementary Genco Materials 2 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

3 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

MISO and the Illinois Market • Resource Adequacy – the measure of having enough electric supply to meet future demand – is MISO’s responsibility except where states have retained that jurisdiction This means that MISO has jurisdiction over resource adequacy for Southern Illinois (as PJM does for Northern Illinois) Resource Adequacy is met through capacity markets… But in Southern Illinois the market outcomes are distorted by the 14 other vertically-integrated states whose utilities participate in energy and capacity markets in Zone 4 • • • 4 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

MISO Planning Year 2016/2017 Auction (1) 2 1. Lower supply: Retirements and exports lowered supply by ~4 GW • Newton 2. Capacity requirement decreased: MISO decreased the 2016/2017 capacity requirement by ~2 GW 1 • Baldwin 1 3. Clearing price unable to address rising costs, tight energy margins: Given lower energy margins, merchant generation needs higher capacity revenues to cover costs. Dynegy’s cost based offers approved by the IMM exceeded the $72 per MW-day clearing price • Baldwin 3 4 3 4. Hybrid market design suppresses capacity pricing: Regulated utilities recover on average ~$300/MW-day for capacity through rate base resulting in their units being offered in at little to no cost Offers above $72 per MW/day receive no compensation (1) Source: MISO’s 2016/17 Planning Resource Auction Results report released on April 14, 2016 5 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Implications from 2016/2017 MISO Capacity Auction 1. Approximately 90% of cleared capacity offered at $0, primarily by utilities outside of Illinois Utilities outside of Illinois receive significant compensation for their capacity from state regulators Results in competitive generators, primarily in Zone 4 (central & southern Illinois), unable to receive compensation required to cover plant costs 2. 3. 6 Right-size the fleet to match generation supply with retail and wholesale sales and PJM exports Requires Dynegy to make strategic MISO portfolio shift to avoid reliance on capacity auction PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

MISO Hybrid Model Generators Does Not Work for Competitive + Drives efficiency by rewarding the most economic suppliers Lower prices and additional choices for consumers Drives innovation Private investors bear risk Less familiar + Financial returns virtually assured Familiar Inefficient Expensive for consumers Less innovative Ratepayers bear risk + — — — — + + + — With the Status Quo, generation in central and southern Illinois disappears Re-design (Carve out Zone 4 or join PJM) Re-regulate Illinois Has a Choice 7 Hybrid Model (MISO) —Divergent interests lead to conflicted market design —Proper price formation does not occur —Volatility without efficiency —Competitive generators unable to receive adequate compensation Competitive Market Model Regulated Utility Model PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Dynegy Solutions to Market Dislocation Origination Asset Rationalization Legislation • • Using retail/wholesale origination to sell bilateral capacity to avoid reliance on annual MISO auction • Illinois Generation Reliability Act introduced by Senator James Clayborne on May 27th Fourth quarter 2015 announcement regarding Wood River retirement • • Goal is to move Southern Illinois into PJM 465 MW retired from MISO June 1, 2016 • Sales Channels • • • • • Retail PJM Exports Long-term wholesale contracts Bilateral capacity sales Newton 2 and Baldwin Units 1, 3 Labor Unions introduced Transitional Electric Generation Reliability Support Act • MISO recently indicated Newton not needed for system support and is scheduled for shutdown in September • Goal is to provide transitional support to generators as markets evolve • • Additional 500 MW to come from unscrubbed IPH units • Established business protocols between IPH and DI determine deal treatment 8 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

9 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Genco Organizational Structure—Footprint • Genco is comprised of three coal-fired power generation facilities located in Illinois, with a total generating capacity of over 3,000 MW, operating primarily in the Midcontinent Independent System Operator, Inc. (“MISO”) • Genco became part of Dynegy in connection with Dynegy’s acquisition of New Ameren Energy Resources, LLC (“AER”) and its subsidiaries in 2013 – Genco and its direct and indirect subsidiaries were organized into a ring-fenced group • While Genco primarily sells its capacity and energy to MISO, a portion of generating capacity is offered into PJM (Net Capacity: 915MW) – As of June 2016, Newton, Coffeen, and Joppa facilities will have 458 MW (~14.5% of Genco’s capacity), that is electrically tied into PJM through pseudo-tie arrangements • Additionally, the Joppa Power Station is interconnected to Tennessee Valley Authority and Louisville Gas and Electric Company but primarily sells its capacity and energy to MISO 10 GENCO SELECT COMMENTARY MISO & IPH FOOTPRINT 1Newton Power Station (Net Capacity: 1,230MW) 2Coffeen Power Station 2 1 3 3Joppa Power Station (Net Capacity: 1,023MW) PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Genco Organizational Structure—Legal Entities structures, separate from Dynegy and other related affiliates • Since the acquisition of AER closed in December 2013, Genco and IPH have been maintained as ring-fenced 1• Newton and Coffeen power plants are owned by Genco Joppa power plant resides in the Electric Energy, Inc. (“EEI”) entity, which is 80% owned by Genco 2• Ring Fence Structures – Remaining 20% of EEI is owned by Kentucky Utilities, a subsidiary of PPL Corp. •3 Duck Creek and Edwards power plants are outside of the Genco ringed-fence structure and are owned by IPRG IPM has separate power sales agreements with Genco, EEI, and IPRG. IPM sells capacity and energy into the MISO and PJM systems and bilaterally in the wholesale and retail markets 1 3 4• 2 Electric Energy, Inc. 11 4 Illinois Power Marketing Co. (“IPM”) Illinois Power Generating Company (“Genco”) Illinois Power Resources Generating, LLC (“IPRG”) Illinois Power Resources, LLC IPH, LLC Dynegy Inc. SELECT COMMENTARY ORGANIZATIONAL STRUCTURE PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Genco Organizational Structure—Ring-Fence • Two ring-fences were put in place in connection with the AER acquisition: a ring-fence of Genco and its subsidiaries and a second ring-fence of IPH and its subsidiaries (including the Genco entities) The Genco ring-fence was established by putting in place the following: –An independent director and special director at the board of Genco –Customary language in the organizational documents for each ring-fenced entity addressing separateness, including: • › › Maintenance of separate books, records and bank accounts Requirement that each entity pays liabilities from its own funds, conducts business in its own name and complies with restrictions on pledging its assets for the benefit of certain other persons Mechanisms to ensure that any transactions crossing the ring-fence were on an arm’s-length basis › • Approval of independent director and special director at Genco for: – – – – – – – – – – Filing of any bankruptcy, insolvency or reorganization petition Appointing a receiver, liquidator, conservator, assignee, trustee, sequestrator, custodian or any similar official Making an assignment for the benefit of creditors Admitting in writing that any of Genco or its subsidiaries is unable to pay its debts as they become due Consolidation with Dynegy Dissolution, liquidation, consolidation, conversion, merger, or sale of substantially all assets Amending, restating, or otherwise modifying the Articles of Incorporation or Bylaws; Distributing any earnings or capital to shareholders or acquiring Genco shares Entry into or amendment of material agreements or transactions with affiliates outside the Genco ring-fence Dynegy advancing or supplying funds to, or guarantying debts of, Genco 12 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Genco Organizational Structure—Ring-Fence (cont’d) • The independent director at Genco cannot be: – – – A member, partner, equity holder, manager, director, officer or employee of any equity holder or affiliate of Genco A creditor of, or supplier or service provider to Genco or its equity holders or affiliates A member, partner, equity holder, manager, director, officer or employee of an entity that competes with Genco or its affiliates An immediate family member of any person identified in the prior two bullets – • The special director at Genco cannot be: – – – – A current employee of Dynegy A person who has a material relationship with Dynegy A family member of any such employee or person But must have significant industry experience or expertise • The IPH ring fence was established in a similar manner, including through appointment of an independent manager at IPH, which manager has approval rights with respect to material intercompany agreements and transactions and must have qualifications similar to those required for the Genco independent director 13 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Genco Organizational Structure— Capitalization working capital support to different entities within the IPH structure • Within the IPH structure there are various facilities and intercompany loans that provide collateral and •1 All three tranches of the $825mm in unsecured bonds are issued by Genco – No guarantees from other entities • EEI currently owes Genco ~$100mm pursuant to a demand note 2 3 – Ring Fence Structures $150mm maximum allowed •3 Dynegy and IPR entered into an intercompany revolving promissory note of $25mm in December 2013; $21mm remains outstanding 3 1 7 – IPR applies the revolving promissory note as credit support to IPRG and IPM •4 IPM, Genco, and IPRG entered into a Collateral Support Agreement, providing IPM with an additional source of collateral for transactions supported by Genco and IPRG generation 4 5 6 Electric Energy, Inc. – $25mm of collateral split; $15mm Genco and $10mm IPRG; no collateral currently posted Avail. Collateral Bal. Avail. Bal. $25mm $18mm LC Facility:$25mm$12mm LC Facility: 1 •5 In May 2015, IPM entered into a letter of credit facility with Macquarie Energy, LLC for up to $25mm – $7 million remaining availability •6 LC agreement with Union Bank (<$25mm) – $12mm currently deposited as collateral •7 As part of the PSA agreements, IPM remits monthly payments to Genco, IPRG, and EEI 14 (1) Pricing as of May 23, 2016. Principal Price(a)Maturity 7.00% Senior Notes$30041.0Apr-18 6.30% Senior Notes25040.5Apr-20 7.95% Senior Notes27540.0Jun-32 $825 Illinois Power Marketing Co. (“IPM”) Illinois Power Generating Company (“Genco”) 2 Illinois Power Resources Generating, LLC (“IPRG”) Illinois Power Resources, LLC (“IPR”) IPH, LLC Dynegy Inc. SELECT COMMENTARY ORGANIZATIONAL STRUCTURE PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

15 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Genco Environmental Variance Compliance Spend ($ in millions, except as otherwise noted) and 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Maintenance Capex $10 $21 $6 $12 $1 – – – – – Newton Scrubber Other Environmental Capex 9 3 1 3 103 1 72 2 2 10 – – – – – – – – – – Environmental Capex $12 $3 $104 $74 $11 – – – – – 316A/B Capex CCR Capex ELG Capex – 0 4 – – 16 – – 43 – – 12 5 – 4 1 – 4 1 – – 3 – – 3 – – 1 – – Capex - 316A/B, CCR, ELG $4 $16 $43 $12 $9 $5 $1 $3 $3 $1 Total Capex $26 $41 $153 $98 $22 $5 $1 $3 $3 $1 ARO – – $3 $11 $14 $13 $14 $10 $0 – Total $26 $41 $156 $109 $36 $17 $15 $13 $4 $1 $200 180 160 140 120 100 80 60 40 20 0 ARO ELG Capex CCR Capex 316A/B Capex Other Environmental Capex Newton Scrubber Maintenance Capex $26 $4 $1 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E 16 (1) Refers to a scenario in which all of Newton is in operation. See Genco Financial Forecast section for more details. $156 $109 $41 $36 $17$15$13 Total Genco(1) PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Genco Contractual Obligations ($ in millions, except as otherwise noted) • Genco’s current portfolio of coal and transportation contracts are significantly above market, with some transportation contracts having ten years remaining on the terms Approximately $57 million of the $62 million in Genco’s above market coal contracts is related to one contract which has 4.5 years remaining and is $2-$6/per ton above the current PRB coal curve Genco has fifteen rail car leases for ~2,000 rail cars, all of which are above market –One rail car lease with Fifth Third is approximately $10 million above market and expires in 2025 (400 rail cars); due to underutilization of the rail cars, Genco has agreed to assign the contract to Kincaid • • › DI to post credit support at time of assignment • • Genco’s remaining coal transportation contract is with INRD/CSX and goes through 2017 Newton scrubber has approximately $187 million remaining under current contract(1) Q2'16 Mark-to-Market of Contracts Genco Collateral Coal Volume Peabody Cloud Peak Alpha Subtotal Coal Transportation Railcar Leases RBS/Citizens Fifth Third RBS/BB&T-Citizens Other Subtotal Total Mark-to-Market Memo: Newton Scrubber (1) Total Mark-to-Market w/ Scrubber ($57.3) (2.6) (1.7) INRD/CSX ---- Subtotal ($3.3) - - ($15.5) (10.0) (3.1) (12.2) Rail/Fuel Retail/Wholesale Environmental $10.4 50.2 4.1 ($61.6) ($3.3) $64.7 ($40.7) ($105.7) ($70.0) ($175.7) 17 (1) If Newton Scrubber project were terminated in Q2’16, contract counterparty (Advatech) may allege it is owed $70 million at termination due to work already completed. PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Summary of Material Agreements: PSA (Internal) • Power Supply Agreements (“PSAs”) exist between IPM and Genco/IPRG/EEI (the “power generating entities”) pursuant to which IPM purchases energy, capacity and related products from Genco, IPRG and EEI – The purchase price paid by IPM is detailed in the Summary of PSAs herein Net generation capacity is determined between IPM and the generating entities 60 or 75 days prior to each calendar year The generating entities provide IPM notice of its hourly capacity to sell for the next day delivery during a morning generation conference call (held daily) – – Monthly Remittance of Energy Charge + Monthly Capacity Charge Capacity + Energy Capacity + Energy › The generating entities provide notice to IPM so that IPM can schedule the generation into the MISO Day Ahead (“DA”) market, or into another market – IPM is invoiced on the 7th (EEI) or 20th (Genco and IPRG) day of the month immediately following the month of service and payment from IPM is due no later than the 22nd (EEI) or 25th (Genco and IPRG) day of the month The PSAs for Genco, EEI and IPRG have a maturity of December 31, 2022, however can be terminated with six months advanced notice – 18 Memo: Monthly Capacity Charge Capacity Payment = OM+AG+D+IT+OT+I OM = Operations and Maintenance Expenses; AG= Administrative and General Expenses; D = Depreciation; IT= Seller Federal and State Income Taxes; I= Seller Interest Expense Illinois Power Marketing Co. (“IPM”) Electric Energy, Inc. (“EEI”) Illinois Power Generating Company (“Genco”) Illinois Power Resources Generating, LLC (“IPRG”) PSA MECHANICS PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Summary of PSA—Genco & IPM POWER SUPPLY AGREEMENT BETWEEN GENCO & IPM Effective through December 31, 2022, and from year to year thereafter Termination: must provide the other party with no less than six (6) months advanced written notice • • • For planning purposes, sixty (60) days prior to each calendar year the Parties shall determine the total MW of capacity and energy which Seller shall be capable of providing ("Net Generation Capability") during the next succeeding calendar year or until the next determination Seller shall provide to Buyer notice of the amount of hourly capacity it has available to sell for next day delivery during a morning generation conference call which is held at 0700 CPT each day • – Seller shall provide notice to Buyer so that Buyer may schedule the generation into the MISO Day Ahead (DA) market (closes at 1100 EST) or into another market on the business day prior to the next delivery day • Energy Charge = (Buyer’s Monthly Net Revenues – Monthly Capacity Charge)/Total Energy Purchased by Buyer – – – Buyer's Monthly Net Revenues= Buyer's Total Revenues less Buyer's Expenses Monthly Capacity Charge = the capacity charge assessed each month for capacity purchased from Genco (calculation below) and IPRG Total Energy Purchased by Buyer = the total MWhs of energy purchased by Buyer from Seller • By the 20th business day of the month immediately following the month of service, Seller shall render to Buyer an invoice indicating the Energy Charge and the Monthly Capacity Charge for such month of delivery and any credit or assessment for prior months of delivery Buyer shall make payment promptly upon the receipt of such statement, and, in any event, no later than the 25th day of the month • • Capacity Payment = OM + AG + D + OT + I + H – – – – – – OM = Operations and Maintenance Expenses AG= Administrative and General Expenses D = Depreciation OT= Other Taxes I= Seller Interest Expense H=EEI Hedges 19 CAPACITY CHARGE CALCULATION BILLING & PAYMENT ENERGY CHARGE QUANTITY & SCHEDULING TERM PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Summary of PSA—EEI & IPM POWER SUPPLY AGREEMENT BETWEEN IPM & EEI • • Effective through December 31, 2022 Termination: must provide the other party with no less than six (6) months advanced written notice • For planning purposes, Seller shall provide to Buyer, seventy-five (75) days prior to the each calendar year, (i) all data required by the Midwest ISO for calculating the Joppa PRCs for the subsequent MISO Planning Year and (ii) a non-binding forecast of the amount of capacity and energy that Seller expects to be available for each day of the subsequent calendar year On a day-ahead basis, during each hour of each day, Seller shall schedule and sell to Buyer, the contracted energy Buyer shall schedule an amount of Contract Energy that equals the amount of Contract Energy that Seller has indicated will be available in the Unit Availability Schedule, subject to real time adjustments. Buyer shall provide to Seller in writing by 0800 EST each Business Day a Contract Energy schedule for the next Business Day that shall state for each hour of the applicable day the amounts of Contract Energy that Buyer will purchase from Seller • • • For all on-peak or off-peak Contract Energy Buyer uses to supply Forward Contracts, the Energy Price shall be Midpoint of the bid and offer prices or, if available, the “Last” price posted on the Intercontinental Exchange ("ICE"), under Fin Swap Peak Cin Hub Real Time, for the product that the Parties mutually agree corresponds to the on-peak/off-peak portion; or If the parties cannot agree on the prices listed, from an agreed upon commercially recognized energy broker or from the broker sheets produced by such energy broker, a quote or quotes for an on-peak/off-peak product for which the duration and magnitude can be used as a commercially reasonable proxy to price the on-peak/off-peak portion – – • For all Contract Energy scheduled day-ahead but not priced based on ICE or from a broker quote, the Parties agree the Energy Price for such Contract Energy shall be: The Midwest ISO (or other applicable RTO) Day-Ahead LMP for each hour at the EEI Interface CpNode; or The Midwest ISO (or other applicable RTO) Day-Ahead LMP for each hour at the CpNode at the Seller’s Control Area and the transmission system comprising Seller’s Control Area have been transferred to the Midwest ISO or other RTO; or Other price as the Parties otherwise mutually agree to in writing (if operational control of Seller’s Control Area and transmission system transferred to an RTO and such RTO has not implemented LMP Market and/or no Day-Ahead LMP price is available) – – – • Seller shall provide an estimated bill for service rendered during any month on or before the 7th day of the succeeding month, and a final corrected bill for service rendered during any month on or before the seventh 7th day of the 2nd succeeding month Buyer shall pay the full amount shown on each estimated and final corrected bill no later than 15 days from the date of post mark of each such bill, if sent via first-class mail, or the date of receipt of such bill, if sent electronically (i.e., by email or by facsimile) There will be added to any portion of any bill remaining unpaid for a period not to exceed 5 days after the date due a sum interest calculated at the default interest rate If bill is disputed, upon resolution of the dispute, any required payment shall be made within 5 days of such resolution along with interest calculated at the default interest rate • • • MISO Planning Years, the Capacity Price was the Auction Clearing Price for MISO Zone 4 in the MISO Planning Resource Auction for such MISO 20 CAPACITY CHARGE CALCULATION •For each MISO Planning Year, the Capacity Price shall be the "Auction Clearing Price" for MISO Zone 4 (or any other MISO zone in which the output of the Units may be determined to be Joppa ZRCs) in the "MISO Planning Resource Auction" (as such terms are defined in Module A of the MISO Tariff) conducted by MISO pursuant to Module E of the MISO Tariff for such MISO Planning Year. For each of the 2013/2014, and 2014/2015 Planning Year BILLING & PAYMENT ENERGY CHARGE QUANTITY & SCHEDULING TERM PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

21 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

22 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Summary of Services Agreement • Dynegy and certain of its subsidiaries (collectively, the “Providers”) provide certain services (the “Services”) to IPH, and certain of its subsidiaries (collectively, the “Recipients”), which includes Genco and EEI SERVICES AGREEMENT BETWEEN DYNEGY INC. & ILLINOIS POWER HOLDINGS, LLC Providers: Dynegy Inc.; Dynegy Administrative Services Company; Dynegy Operating Company Recipients: Genco; EEI; IPRG; IPM • • • • Strategic Planning and Business Development: Administer and manage all strategic planning and business development matters Government Approvals and Proceedings: Maintain the existence and good standing and ensure the compliance with all laws and orders of Governmental Entities, including as may be necessary to obtain, modify, comply, extend or renew any required governmental approvals Commercial: Manage and market the electric power generation, capacity and ancillary services of the Business; manage the fuel requirements of the Business, and manage the emissions allowances of the Business • – Must comply with “Commercial Protocol” attached to the Services Agreement, which protocol ensures the equitable allocation of commercial opportunities between IPM, as the seller of Genco’s (and other Genco entities’) capacity, and the Dynegy retail entities outside the ring-fences • • • Legal, Compliance and Ethics: Administer and manage all legal, compliance, NERC compliance, and ethics matters Human Resources: Administer and manage all human resources policy matters, including any matters related to employee and labor matters Business Services: Administer and manage all business services, including providing office space for employees not located at a generation facility, processing of accounts payable, procurement of supplies and services from third parties and preparation of budgets and reports Tax and Accounting Services: Provide accounting, audit/planning services for customary taxes and all contractual arrangements with consultant(s) • • Operation and Maintenance Support Services: Manage all operation and maintenance support services, including project technical services, engineering support, environmental, health and safety mailers, bulk purchasing, management reporting, planning for operating expenses and capital expenses and regulatory compliance Insurance, Risk: Administer and manage all insurance matters related to the Business, including the procurement, renewal and cancellation of • insurance policies, and the submission, negotiation and pursuit of insurance claims Information Technology: Provide or cause its subcontractors to provide the information technology services set forth in the agreement • • Records: Maintenance of books and records, accounting records, pay bills and collecting receivables, provide management and budgeting reports, handle customary transactional matters with third parties, and administer and manage all finance and treasury matters Public Relations: Administer and manage all community, investor and public relations • • Management: Supplying officers, directors and managers payable, and (iii) any other Additional Service to be provided to the Recipient Group during the calendar year – Incurrence of costs that exceed the total costs with respect to any specific line item by more than 10%, or incurrence of costs that exceed the 23 OPERATING EXPENSE BUDGET •No later than October 31 of each calendar year, the Primary Provider shall, with respect to the following calendar year, provide each of IPH, Genco and EEI a budget which shall include separate line items for (i) the cost of providing each Service (ii) any additional annual compensation to be – Dynegy shall submit any changes to the budgets provided to IPH, Genco and EEI no later than 15 days prior to the end of each calendar year total aggregate costs and expenditures for all line items in the budget by more than 5%, shall be subject to written approval of IPH and Genco PROVIDERS/ RECIPIENTS SERVICES PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Summary of Services Agreement (cont’d) SERVICES AGREEMENT BETWEEN DYNEGY INC. & ILLINOIS POWER HOLDINGS, LLC Annual fee for each calendar year; the total amount of which shall equal the amount set forth under the heading "Total" in the applicable budget • – May be adjusted from time to time in writing, subject to the approval of IPH, Genco and Dynegy • The amount of each Recipient Management Fee shall be set forth in each budget and shall be determined in accordance with the methodology set forth in the "Cost Allocation Methodology”, attached to the Services Agreement Management Fee shall be due in advance on the 1st day of each calendar month during the relevant calendar year • • If IPH or Genco delivers a Statement Notice of Objection, then Dynegy and IPH or Genco, as applicable, shall promptly endeavor in good faith to negotiate and agree on any item specified in the Statement Notice of Objection(s) – If the total amount charged to or paid by the Recipient, as a Recipient Management Fee less Generation Insurance Costs is less than the total amount of actual costs and expenses less Generation Insurance Costs incurred by the Provider Group in providing the Services to the Recipient, during such year multiplied by 1.105, the Recipient(s) shall pay to the Provider Group 50% of the amount of such difference If the total aggregate amount paid by the Recipient, as a Recipient Management Fee less Generation Insurance Costs exceeds the total aggregate amount of actual costs and expenses less Generation Insurance Costs incurred during such calendar year multiplied by 1.105, the Provider Group shall pay to the Recipient(s) 50% of the amount of such difference – • Effective December 30, 2015, Services Agreement amended to provide that payments to Dynegy for services incurred may be deferred based on the liquidity of certain IPH subsidiaries as of the current month’s end. Any deferred payments, and associated interest, will be reflected as an affiliate payable to be settled at the discretion of Dynegy, IPH or Genco, as applicable, and is payable on demand of Dynegy – The amendment will be in place through 2016 and will be evaluated for extension in the fourth quarter of 2016 • None of the following shall result in a breach of or failure of performance with respect to the Standard of Care by the Provider Group: – – – – any event or condition that existed prior to the Effective Date, any restrictions or limitations imposed by the Recipient Group, an event of Force Majeure that affects the Provider Group's ability to perform its obligations, or any failure by the Recipient to perform its obligations that affects the Provider Group's performance of its obligations 24 LIMITATIONS ON PERFORMANCE PAYMENTS TRUE UP MANAGEMENT FEE PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Summary of Services Agreement (cont’d) SERVICES AGREEMENT BETWEEN DYNEGY INC. & ILLINOIS POWER HOLDINGS, LLC No party shall be liable or have any responsibility to the other parties for an indirect, special or other performance-related losses, including: lost earnings, profits or opportunities, except to the extent such losses are awarded in a third party action • – Total aggregate liability of the Providers to any Recipient shall not exceed an amount equal to the aggregate amount of the Recipient Management Fee paid to the Provider by such Recipient with respect to the year preceding the year in which the claim for such Losses was submitted • Unless terminated pursuant to its terms, the Services Agreement shall continue in effect through December 31, 2016 – Automatically extended for successive renewal terms of 12 months, unless a Recipient delivers a notice of termination to the Primary Provider no later than 12 months prior to the end of the initial term • In the event of a change of control of any Recipient, Dynegy may terminate the Services Agreement with respect to such Recipient on 90 days notice Termination for Convenience: At any time, IPH/Genco may notify Dynegy of its decision to suspend or permanently abandon the operation of the Business of any Recipient (or in the event of a sale to a third party, or Change in Control) and terminate the Agreement for convenience on the date specified in such notice (which shall be no less than 90 days after the date of notice) as to such Recipient • • Provider Default: Failure to keep, observe or perform any material term, covenant or agreement contained in the agreement if such failure is not remedied by the Provider Group within 30 days after receipt of written notice from the Recipient of such default Failure to pay or cause to be paid, when due, any payment required under the agreement that is not the subject of a good faith dispute or controversy if such failure is not remedied within 10 days after written notice of such failure is given by the Recipient A Bankruptcy Event shall exist with respect to any member of the Provider Group – – – • Recipient Default: – Failure by Genco or EEI to pay or cause to be paid, when due, any payment required under the agreement that is not the subject of a good faith dispute or controversy if such failure is not remedied within 10 days after written notice Failure by the Genco or EEl to keep, observe or perform any or the other material terms, covenants or agreements contained in the agreement if such failure is not remedied by the Genco or EEI within 30 days after receipt of written notice A Bankruptcy Event shall exist with respect to Genco or EEI – – • Remedies: Upon the occurrence of a default, the effected party has the right to terminate the agreement 30 days following delivery of written notice 25 DEFAULTS TERM/ TERMINATION LIMITATION ON LIABILITY PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

Summary of Tax Sharing Agreement • The Amended and Restated Tax Sharing Agreement, dated effective as of December 31, 2014, is in effect among Dynegy, Inc. and certain affiliates, including Genco. Under the Tax Sharing Agreement, Dynegy has the right to prepare, file, and pay any federal, state and local tax returns as the exclusive agent and attorney-in-fact of each affiliate For each taxable period, each affiliate is required to pay Dynegy an amount equal to the tax that such affiliate would have incurred if it filed a separate tax return for such taxable period. The amount payable by an affiliate is reduced by carrying forward any amount of unused loss from the previous tax periods for such affiliate. As such, losses reported by an affiliate from a previous taxable period would reduce such affiliate’s obligation to make payments to Dynegy For each taxable period, Dynegy is required to pay an affiliate for the amount of tax benefit realized by Dynegy for any losses that such affiliate generates in such taxable period, solely to the extent that such affiliate has previously made payments to Dynegy pursuant to the Tax Sharing Agreement. As such, Dynegy’s obligation to make payments to an affiliate would be limited to the amount of payments previously received from such affiliate for previous taxable periods • • 26 PRIVILEGED AND CONFIDENTIAL; SUBJECT TO ATTORNEY-CLIENT PRIVILEGE; PREPARED AT THE REQUEST OF COUNSEL; FOR DISCUSSION PURPOSES ONLY

4 Ring-fence Breakdown Synergies May 2016

Collateral Synergies • Current List of collateral that IPH family is posting to various counterparties Company Counterparty Current Folded In DYN • In most cases, DYN would be able to substitute a guaranty to satisfy collateral requirements Total $ 6,186,393 $ - Genco • In addition, some counterparties are already first-lien trading counterparties and would eliminate need for posting Total $ 14,515,742 $ - IPM $ $ $ 3,350,000 328,776 2,124,708 First Lien 328,776 Guaranty Guaranty Guaranty Guaranty First Lien Guaranty 20,000 Guaranty $ • Significant cash collateral would be unlocked if DYN brings the IPH book into DMT and utilizes other credit vehicles to satisfy collateral $ 10,730,000 $ $ $ $ $ 4,029,407 500,000 400,000 8,104,703 20,000 $ IMEA $ 25,000,000 Total $ 54,587,594 $ 348,776 5 JPM ADM MISO PJM ComREeddacted TVA NextEra MISO Illinois Fire Marshall IEPA Peabody FifthRTehdiardcted MISO Trunkline Gas $ 4,088,488LC $3,851,333Guaranty $ 6,475,921Guaranty $50,000Guaranty $50,000Guaranty IPRG IEPA PeabRoeddyacted MISO $ 4,861,060LC $1,275,333Guaranty $50,000Guaranty

Other Synergies Other Synergies Current Folded In DYN • Assumes activities listed can be eliminated Ring Fence Support • Internal headcount estimate allows for current ring-fence Redacted accountants to move internally to Atlas and therefore avoid increasing headcount Total $ 865,000 $ - • Bank fees assume that Bank Fees Macquarie LC facility is terminated and DI revolver is used to post collateral $ 1,476,840 • Union Bank cash backed facility is terminated • JPM accounts are terminated and folded into DI ops 6 Macquarie LC UnionRBeadnackteLdC JPM $1,420,000$- $41,840$- $15,000$- Audits of Genco Outside Counsel Genco Board Counsel Genco Board Members Genco Board D&O Internal Headcount $100,000$- $10,000$- $5,000$- $500,000$- NM$- $250,000$-

GENCO Q3 Metrics Net Gen MWH Capacity Factor Tons of Coal Burned EAF1 EFOR Coffeen July August Aug YTD 509,061 497,719 3,064,901 74.8% 73.1% 57.2% 6.9% 14.5% 8.6% 86.4% 83.6% 85.2% 324,960 321,190 1,942,890 Newton July August Aug YTD 491,139 458,934 2,411,846 55.2% 51.6% 33.9% 0.2% 1.4% 4.0% 99.8% 84.3% 94.5% 316,950 295,480 1,519,860 July August Aug YTD 389,500 417,793 1,965,499 55.2% 59.2% 34.2% 3.1% 2.3% 2.2% 93.7% 97.2% 94.1% 201,260 222,010 1,139,170 GENCO July August Aug YTD 1,389,700 1,374,446 7,442,246 61.1% 60.4% 40.8% 3.1% 5.9% 5.1% 93.9% 88.1% 91.7% 843,170 838,680 4,601,920 1 Equivalent Availablity Factor: Availability during times when market price is greater than cost of generation

NOTE: Subject to change • has not been audited >;;;;"' DYNEGY INC. Consolidating Income Statement ($000) IPH Month to Date as of 2016-07-31 Illinois Power Generating Co Revenues Intercompany Revenues Cost of Sales Intercompany Cost of Sales Gross margin O&M Costs Intercompany O&M Costs Operating margin Depreciation & Amortization Asset Impairments Goodwill Impairments Gain or Loss on Sale of Assets G&A Reorganizational Charges Acquisition Integration Costs Other Operating income Bankruptcy Reorg charges Gain or Loss onDeconsolidation Equity Earnings Interest Expense Other Income/Expense Income (loss) before income taxes Income Tax Provision Income (loss) from operations Discontinued Operations Cumulative Effect Chg Ace Prin Net Income (loss) NonControllinglnterest lnc/Exp Series C Pref Stock Dividend Net Inc (loss) Avail to Common Shareholders $ 24 56,756 31,299 25,481 9,724 15,757 2,452 0 1,272 12,034 (5,464) 784 7,355 {0) 7,355 $ 7,355 (168) $ 7,186

NOTE: Subject to change-has not been audited ))' DYNEGY INC. Consolidating Income Statement ($000) IPH Month to Date as of 2016-08-31 Illinois Power Generating Co Revenues Intercompany Revenues Cost of Sales Intercompany Cost of Sales Gross margin O&M Costs Intercompany O&M Costs Operating margin Depreciation & Amortization Asset Impairments Goodwill Impairments Gain or Loss on Sale of Assets G&A ReorganizationalCharges Acquisition Integration Costs Other Operating income Bankruptcy Reorg charges Gain or Loss onDeconsolidation Equity Earnings Interest Expense Other Income/Expense Income (loss) before income taxes Income Tax Provision Income (loss) from operations Discontinued Operations Cumulative Effect Chg Ace Prin Net Income (loss) NonControllinglnterest lnc/Exp Series C Pref Stock Dividend Net Inc (loss) Avail to Common Shareholders $ 39 50,718 31,387 19,370 11,130 8,240 2,598 (50) 2,040 3,651 (5,430) 14 (1,765) (1,765) $ {1,765l (49) $ (1,814l

With respect to cash balances, as of August 31, 2016 there was $73 million at Genco and $45.3 million outside of Genco for a total of $118.3 million within the IPH complex.